Exhibit 99.14a


                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated January 1, 2007, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, National Association (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2007-1XS (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.    Assignment and Conveyance

      The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Schedule I (the "Mortgage Loans") and (b) except as described below, that certain Master Seller's Warranties and Servicing Agreement dated as of April 1, 2006 (the "SWSA"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as servicer, solely insofar as the SWSA relates to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the SWSA.

      The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the SWSA which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

2.    Recognition of the Company

      From and after the date hereof (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the SWSA to the Assignee and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the SWSA and this Agreement to the Trust created pursuant to a pooling and servicing agreement, dated as of January 1, 2007 (the "Pooling Agreement"), among the Assignee, Wells Fargo Bank, National Association, as securities administrator, the Master Servicer and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the SWSA, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.01 of the SWSA, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Owner (insofar as they relate to the rights, title and interest and, with respect to obligations of the Owner, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the SWSA insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the SWSA which amendment, modification, waiver or other alteration would in any way affect the

Mortgage Loans or the Company's performance under the SWSA with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and the first instance of Section 9.01(f) of the SWSA shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the SWSA.

4.    Representations and Warranties

            a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the SWSA or this Agreement.

            b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

            c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and with respect to the Company, similar laws administered by the FDIC affecting the contract obligations of insured banks and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            d. The Company hereby restates, as of the Closing Date (as defined in the Pooling Agreement, the representations and warranties set forth in Section 3.01 of the SWSA to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the SWSA. Such rights will include, without limitation, the right to terminate the Company under the SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the SWSA, the right to receive all monthly reports and other data required to be delivered by the Company under the SWSA, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the SWSA to the Master Servicer by wire transfer of immediately available funds to:


            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50981200, MSM 2007-1XS

            The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2007-1XS
            Telecopier: (410) 715-2380

6.    Certain Matters Regarding the Trustee

      Each party hereto hereby agrees as follows:

      It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

7.    Amendments to the SWSA

      The parties to this Agreement hereby agree to amend the SWSA as follows:

            a. With respect to Article I, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

            b. With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

            c. With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

            d. Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

            e. Section 3.02 shall be inapplicable.

            f. Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

            g. The following is added as the second paragraph of Section 4.09:

            "Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Permitted Investments. Any such Permitted Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Permitted Investment shall be for the benefit of the Servicer and may be withdrawn from the Custodial Account at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized."

            h. The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

            i. The second sentence of the second paragraph of Section 5.01 is hereby amended and restated in its entirety as follows:

            "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

            j. The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

            "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

            k. Section 6.05 is hereby deleted in its entirety.

            l. The third clause of the first sentence of Section 6.07(ii) is hereby amended and restated as follows:

            "which continues unremedied for fourteen (14) calendar days after the date on which such information,"

            m. Section 9.01(e)(i) is hereby deleted in its entirety.

            n. Section 9.01(e)(ii) is hereby deleted in its entirety.

            o. Section 9.01(e)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

            p. The following is added as the second paragraph of Section 9.01(e)(vii):

            "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

            q. Section 9.01(f)(i)(A) is amended to change the cross-reference regarding material provided in written or electronic form from "Section 9.01(f)" to "Section 9.01(e)".

            r. Section 10.01(ii) is hereby amended and restated in its entirety as follows:

            "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

            s. Written notice provided in compliance with Sections 9.01
      (e)(iv), (v) and (vi) of the SWSA shall be substantially in the form of
      Exhibit III to this Agreement.

8.    Miscellaneous

      A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the SWSA shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

      Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

      In the case of the Depositor:

              Morgan Stanley Capital I Inc.
              1585 Broadway
              New York, New York 10036
              Attention:  Morgan Stanley Mortgage Loan Trust 2007-1XS

      In the case of the Trustee:

              LaSalle Bank National Association
              135 South LaSalle Street, Suite 1625
              Chicago, Illinois 60603
              Attention: Global Securities and Trust Services MSM 2007-1XS

      In the case of the Company:

              Wells Fargo Bank, N.A.

              1 Home Campus
              Des Moines, Iowa  50328-0001
              Attention:  John B. Brown, MAC#X2302-033

      With a copy to

              Wells Fargo Bank, N.A.
              7485 New Horizon Way
              Frederick, Maryland  21703
              Attention:  Laurie McGoogan, MAC#X3901-01C

      With a copy to:

              Wells Fargo Bank, N.A.
              1 Home Campus
              Des Moines, Iowa  50328-0001
              Attention:  General Counsel, MAC#X2401-06T

9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12. Each of this Agreement and the SWSA shall survive the conveyance of the Mortgage Loans and the assignment of the SWSA (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the SWSA.

13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14. In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Mortgage Loans, the terms of this Agreement shall control.

15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the SWSA.


                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                                 MORGAN STANLEY MORTGAGE
                                                 CAPITAL INC.


                                                 By: /s/ Valerie Kay
                                                    ----------------------------
                                                 Name:  Valerie Kay
                                                 Title: Vice President


                                                 MORGAN STANLEY CAPITAL I INC.


                                                 By: /s/ Valerie Kay
                                                    ----------------------------
                                                 Name:  Valerie Kay
                                                 Title: Vice President


                                                 WELLS FARGO BANK, N.A.


                                                 By: /s/ Laurie McGoogan
                                                    ----------------------------
                                                 Name:  Laurie McGoogan
                                                 Title: Vice President



Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Martin Reed
    -----------------------------------
     Name:  Martin Reed
     Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-1XS


By: /s/ Susan L. Feld
    -----------------------------------
Name:  Susan L. Feld
Title: Assistant Vice President

                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]


Exhibit IIA: Standard File Layout - Delinquency Reporting

---------------------------------------- -------------------------------------------------------------- ----------- ----------------
                                                                                                                    Format
Column/Header Name                       Description                                                    Decimal     Comment
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                        A unique number assigned to a loan by the Servicer.  This
                                         may be different than the LOAN_NBR
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                                 A unique identifier assigned to each loan by the originator.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                               Servicer Client Number
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                        Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                      First Name of the Borrower.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                       Last name of the borrower.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                             Street Name and Number of Property
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                               The state where the  property located.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                                 Zip code where the property is located.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE                   The date that the borrower's next payment is due to the                    MM/DD/YYYY
                                         servicer at the end of processing cycle, as reported
                                         by Servicer.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                                Loan Type (i.e. FHA, VA, Conv)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                    The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE                  The chapter under which the bankruptcy was filed.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                      The case number assigned by the court to the bankruptcy
                                         filing.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE                   The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                         by the courts
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE               The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                         Dismissal, Discharged and/or a Motion For Relief Was
                                         Granted.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                       The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                            The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE                   The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE                   The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                     The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                         instructions to begin foreclosure proceedings.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE                   Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                         Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                         Action
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE                The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                         The actual date of the foreclosure sale.                                   MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                          The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                      The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE                  The date the court revokes legal possession of the property                MM/DD/YYYY
                                         from the borrower.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                               The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                                The date an REO property is listed at a particular price.                  MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                                The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                          The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                         The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE                  Actual Date Of REO Sale                                                    MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                            Classification of how the property is occupied.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                      A code that indicates the condition of the property.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------




---------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                     The date a  property inspection is performed.                              MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                           The date the appraisal was done.                                           MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                            The current "as is" value of the property based on brokers         2
                                         price opinion or appraisal.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                        The amount the property would be worth if repairs are              2
                                         completed pursuant to a broker's price opinion or appraisal.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
If applicable:
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                       FNMA Code Describing Status of Loan
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                       The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                      Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                         Insurance Company.
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                             Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                       Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                        Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                    Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                           Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                     Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                         Insurer
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                      Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE              Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                     Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE               Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT                Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE               Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT                Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                      Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                       Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
---------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                        Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                                    or
                                                                                                                    dollar signs
                                                                                                                    ($)
---------------------------------------- -------------------------------------------------------------- ----------- ----------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    o  ASUM- Approved Assumption
    o  BAP-  Borrower Assistance Program
    o  CO-   Charge Off
    o  DIL-  Deed-in-Lieu
    o  FFA-  Formal Forbearance Agreement
    o  MOD-  Loan Modification
    o  PRE-  Pre-Sale
    o  SS-   Short Sale
    o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
    o  Mortgagor
    o  Tenant
    o  Unknown
    o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o  Damaged
    o  Excellent
    o  Fair
    o  Gone
    o  Good
    o  Poor
    o  Special Hazard
    o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          ------------------- --------------------------------------------
          Delinquency Code    Delinquency Description
          ------------------- --------------------------------------------
          001                 FNMA-Death of principal mortgagor
          ------------------- --------------------------------------------
          002                 FNMA-Illness of principal mortgagor
          ------------------- --------------------------------------------
          003                 FNMA-Illness of mortgagor's family member
          ------------------- --------------------------------------------
          004                 FNMA-Death of mortgagor's family member
          ------------------- --------------------------------------------
          005                 FNMA-Marital difficulties
          ------------------- --------------------------------------------
          006                 FNMA-Curtailment of income
          ------------------- --------------------------------------------
          007                 FNMA-Excessive Obligation
          ------------------- --------------------------------------------
          008                 FNMA-Abandonment of property
          ------------------- --------------------------------------------
          009                 FNMA-Distant employee transfer
          ------------------- --------------------------------------------

          ------------------- --------------------------------------------
          011                 FNMA-Property problem
          ------------------- --------------------------------------------
          012                 FNMA-Inability to sell property
          ------------------- --------------------------------------------
          013                 FNMA-Inability to rent property
          ------------------- --------------------------------------------
          014                 FNMA-Military Service
          ------------------- --------------------------------------------
          015                 FNMA-Other
          ------------------- --------------------------------------------
          016                 FNMA-Unemployment
          ------------------- --------------------------------------------
          017                 FNMA-Business failure
          ------------------- --------------------------------------------
          019                 FNMA-Casualty loss
          ------------------- --------------------------------------------
          022                 FNMA-Energy environment costs
          ------------------- --------------------------------------------
          023                 FNMA-Servicing problems
          ------------------- --------------------------------------------
          026                 FNMA-Payment adjustment
          ------------------- --------------------------------------------
          027                 FNMA-Payment dispute
          ------------------- --------------------------------------------
          029                 FNMA-Transfer of ownership pending
          ------------------- --------------------------------------------
          030                 FNMA-Fraud
          ------------------- --------------------------------------------
          031                 FNMA-Unable to contact borrower
          ------------------- --------------------------------------------
          INC                 FNMA-Incarceration
          ------------------- --------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

          ------------------- --------------------------------------------
          Status Code         Status Description
          ------------------- --------------------------------------------
          09                  Forbearance
          ------------------- --------------------------------------------
          17                  Pre-foreclosure Sale Closing Plan Accepted
          ------------------- --------------------------------------------
          24                  Government Seizure
          ------------------- --------------------------------------------
          26                  Refinance
          ------------------- --------------------------------------------
          27                  Assumption
          ------------------- --------------------------------------------
          28                  Modification
          ------------------- --------------------------------------------
          29                  Charge-Off
          ------------------- --------------------------------------------
          30                  Third Party Sale
          ------------------- --------------------------------------------
          31                  Probate
          ------------------- --------------------------------------------
          32                  Military Indulgence
          ------------------- --------------------------------------------
          43                  Foreclosure Started
          ------------------- --------------------------------------------
          44                  Deed-in-Lieu Started
          ------------------- --------------------------------------------
          49                  Assignment Completed
          ------------------- --------------------------------------------
          61                  Second Lien Considerations
          ------------------- --------------------------------------------
          62                  Veteran's Affairs-No Bid
          ------------------- --------------------------------------------
          63                  Veteran's Affairs-Refund
          ------------------- --------------------------------------------
          64                  Veteran's Affairs-Buydown
          ------------------- --------------------------------------------
          65                  Chapter 7 Bankruptcy
          ------------------- --------------------------------------------
          66                  Chapter 11 Bankruptcy
          ------------------- --------------------------------------------
          67                  Chapter 13 Bankruptcy
          ------------------- --------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
Column Name                   Description                                          Decimal   Format Comment              Max Size
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SER_INVESTOR_NBR              A value assigned by the Servicer to define a group             Text up to 10 digits              20
                              of loans.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
LOAN_NBR                      A unique identifier assigned to each loan by the               Text up to 10 digits              10
                              investor.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the                      Text up to 10 digits              10
                              Servicer. This may be different than the
                              LOAN_NBR.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
BORROWER_NAME                 The borrower name as received in the file.  It is              Maximum length of 30              30
                              not separated by first and last name.                          (Last, First)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SCHED_PAY_AMT                 Scheduled monthly principal and scheduled interest      2      No commas(,)                      11
                              payment that a borrower is expected to pay, P&I                or dollar signs ($)
                              constant.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
NOTE_INT_RATE                 The loan interest rate as reported by the Servicer.     4      Max length of 6                    6
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
NET_INT_RATE                  The loan gross interest rate less the service fee       4      Max length of 6                    6
                              rate as reported by the Servicer.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_FEE_RATE                 The servicer's fee rate for a loan as reported by       4      Max length of 6                    6
                              the Servicer.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_FEE_AMT                  The servicer's fee amount for a loan as reported        2      No commas(,)                      11
                              by the Servicer.                                               or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
NEW_PAY_AMT                   The new loan payment amount as reported by the          2      No commas(,)                      11
                              Servicer.                                                      or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
NEW_LOAN_RATE                 The new loan rate as reported by the Servicer.          4      Max length of 6                    6
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ARM_INDEX_RATE                The index the Servicer is using to calculate a          4      Max length of 6                    6
                              forecasted rate.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ACTL_BEG_PRIN_BAL             The borrower's actual principal balance at the          2      No commas(,)                      11
                              beginning                                                      or dollar signs ($)
                              of the processing cycle.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ACTL_END_PRIN_BAL             The borrower's actual principal balance at the end      2      No commas(,)                      11
                              of the processing cycle.                                       or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
BORR_NEXT_PAY_DUE_DATE        The date at the end of processing cycle that the               MM/DD/YYYY                        10
                              borrower's next payment is due to the Servicer, as
                              reported by Servicer.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_AMT_1               The first curtailment amount to be applied.             2      No commas(,)                      11
                                                                                             or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_DATE_1              The curtailment date associated with the first                 MM/DD/YYYY                        10
                              curtailment amount.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
CURT_ADJ_ AMT_1               The curtailment interest on the first curtailment       2      No commas(,)                      11
                              amount, if applicable.                                         or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_AMT_2               The second curtailment amount to be applied.            2      No commas(,)                      11
                                                                                             or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------




----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_DATE_2              The curtailment date associated with the second                MM/DD/YYYY                        10
                              curtailment amount.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
CURT_ADJ_ AMT_2               The curtailment interest on the second curtailment      2      No commas(,)                      11
                              amount, if applicable.                                         or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_AMT_3               The third curtailment amount to be applied.             2      No commas(,)                      11
                                                                                             or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SERV_CURT_DATE_3              The curtailment date associated with the third                 MM/DD/YYYY                        10
                              curtailment amount.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
CURT_ADJ_AMT_3                The curtailment interest on the third curtailment       2      No commas(,)                      11
                              amount, if applicable.                                         or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
PIF_AMT                       The loan "paid in full" amount as reported by the       2      No commas(,)                      11
                              Servicer.                                                      or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
PIF_DATE                      The paid in full date as reported by the Servicer.             MM/DD/YYYY                        10
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ACTION_CODE                   The standard FNMA numeric code used to indicate                Action Code Key:                   2
                              the default/delinquent status of a particular loan.            15=Bankruptcy,
                                                                                             30=Foreclosure,, 60=PIF,
                                                                                             63=Substitution,
                                                                                             65=Repurchase, 70=REO
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
INT_ADJ_AMT                   The amount of the interest adjustment as reported       2      No commas(,)                      11
                              by the Servicer.                                               or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor Adjustment amount, if            2      No commas(,)                      11
                              applicable.                                                    or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if applicable.         2      No commas(,)                      11
                                                                                             or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
LOAN_LOSS_AMT                 The amount the Servicer is passing as a loss, if        2      No commas(,)                      11
                              applicable.                                                    or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SCHED_BEG_PRIN_BAL            The scheduled outstanding principal aount due at        2      No commas(,)                      11
                              the beginning of the cycle date to be passed through           or dollar signs ($)
                              to investors.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SCHED_END_PRIN_BAL            The scheduled principal balance due to investors        2      No commas(,)                      11
                              at the end of a processing cycle.                              or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SCHED_PRIN_AMT                The scheduled principal amount as reported by the       2      No commas(,)                      11
                              Servicer for the current cycle -- only applicable              or dollar signs ($)
                              for Scheduled/Scheduled Loans.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
SCHED_NET_INT                 The scheduled gross interest amount less the            2      No commas(,)                      11
                              service fee amount for the current cycle as reported           or dollar signs ($)
                              by the Servicer - only applicable for Scheduled/
                              Scheduled Loans.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ACTL_PRIN_AMT                 The actual principal amount collected by the            2      No commas(,)                      11
                              Servicer for the current reporting cycle -- only               or dollar signs ($)
                              applicable for Actual/Actual Loans.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
ACTL_NET_INT                  The actual gross interest amount less the service       2      No commas(,)                      11
                              fee amount for the current reporting cycle as                  or dollar signs ($)
                              reported by the Servicer -- only applicable for
                              Actual/Actual Loans.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
PREPAY_PENALTY_ AMT           The penalty amount received when a borrower             2      No commas(,)                      11
                              prepays on his loan as reported by the Servicer.               or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------




----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
PREPAY_PENALTY_ WAIVED        The prepayment penalty amount for the loan waived       2      No commas(,)                      11
                              by the servicer.                                               or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
MOD_DATE                      The Effective Payment Date of the Modification for             MM/DD/YYYY                        10
                              the loan.
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
MOD_TYPE                      The Modification Type.                                         Varchar - value can be            30
                                                                                             alpha or numeric
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------
DELINQ_P&I_ADVANCE_AMT        The current outstanding principal and interest          2      No commas(,)                      11
                              advances made by Servicer.                                     or dollar signs ($)
----------------------------- ---------------------------------------------------- --------- --------------------------- ---------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      (a)

      (b) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:

            1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

            3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:
                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses - copies of corporate advance history showing all payments * REO repairs > $1500 require explanation * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification
                  * Unusual or extraordinary items may require further documentation.

            13.   The total of lines 1 through 12. (c) Credits:

         14-21.   Complete as applicable. Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown. * Copy of EOB for any MI or gov't guarantee * All other credits need to be clearly defined on the 332 form

            22.   The total of lines 14 through 21.

            Please Note:   For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

            Total Realized Loss (or Amount of Any Gain)

            23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________
              (1)
         (2)  Interest accrued at Net Rate                             ________________
              (2)
         (3)  Accrued Servicing Fees                                   ________________
              (3)
         (4)  Attorney's Fees                                          ________________
              (4)
         (5)  Taxes (see page 2)                                       ________________
              (5)
         (6)  Property Maintenance                                     _______________
              (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                ________________
              (7)
         (8)  Utility Expenses                                         ________________
              (8)
         (9)  Appraisal/BPO                                            ________________
              (9)
         (10) Property Inspections                                     ________________
              (10)
         (11) FC Costs/Other Legal Expenses                            ________________
              (11)
         (12) Other (itemize)                                          ________________
              (12)
                  Cash for Keys__________________________              ________________
              (12)




                  HOA/Condo Fees_______________________                ________________
              (12)
                  ______________________________________               ________________
              (12)

                  Total Expenses                                       $ ______________
              (13)
         Credits:
         (14) Escrow Balance                                           $ ______________
              (14)
         (15) HIP Refund                                               ________________
              (15)
         (16) Rental Receipts                                          ________________
              (16)
         (17) Hazard Loss Proceeds                                     ________________
              (17)
         (18) Primary Mortgage Insurance / Gov't Insurance             ________________
              (18a) HUD Part A
                                                                       ________________
         (18b) HUD Part B
         (19) Pool Insurance Proceeds                                  ________________
              (19)
         (20) Proceeds from Sale of Acquired Property                  ________________
              (20)
         (21) Other (itemize)                                          ________________
              (21)
              _________________________________________                ________________
              (21)

              Total Credits                                            $________________
              (22)
         Total Realized Loss (or Amount of Gain)                       $________________
              (23)

Escrow Disbursement Detail


---------------- -------------- --------------- -------------- --------------- --------------- --------------
     Type          Date Paid      Period of      Total Paid     Base Amount      Penalties       Interest
  (Tax /Ins.)                      Coverage
---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

---------------- -------------- --------------- -------------- --------------- --------------- --------------

                                  EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2007-1XS - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 9.01(e) [iv][v][vi] of the Master Seller's Warranties and Servicing Agreement, dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Servicer, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address [ ] [NAME OF PARTY] as [role]


                                                        By: ____________________

                                                        Name:

                                                        Title: